United States
Securities and Exchange Commission
Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2023

PERFICIENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive
Suite 600
Saint Louis, Missouri 63141
(Address of principal executive offices)
(314) 529-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 7, 2023, Perficient, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. The holders of 31,975,257 shares of Common Stock, or 92% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, which represented a quorum. At the meeting, the stockholders voted on the following six proposals and cast their votes as follows to approve such proposals:

Proposal 1: To elect the following eight nominees to the Company’s Board of Directors (the “Board”), each to serve on the Board until the next annual meeting of stockholders or until his successor has been elected and qualified:

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Romil Bahl	28,263,491	2,029,634	66,949	1,615,183
Jeffrey S. Davis	28,990,158	1,347,836	22,080	1,615,183
Ralph C. Derrickson	27,538,480	2,783,299	38,295	1,615,183
Jill A. Jones	30,280,951	42,740	36,383	1,615,183
David S. Lundeen	27,896,876	2,439,586	23,612	1,615,183
Brian L. Matthews	27,821,648	2,516,061	22,365	1,615,183
Nancy C. Pechloff	29,842,698	495,659	21,717	1,615,183
Gary M. Wimberly	29,954,583	383,270	22,221	1,615,183

Proposal 2: To approve the frequency of the future advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
28,887,022	18,009	1,415,094	39,949	1,615,183

Proposal 3: To approve the advisory resolution relating to the 2022 executive compensation:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
27,727,320	2,608,546	24,208	1,615,183

Proposal 4: To approve the Third Amended and Restated Perficient, Inc. 2012 Long Term Incentive Plan:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
28,990,589	1,341,268	28,217	1,615,183

Proposal 5: To amend and restate the Company’s Certificate of Incorporation to permit the exculpation of officers:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
27,366,225	2,971,660	22,189	1,615,183

Proposal 6: To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes Cast For	Votes Cast Against	Abstentions
31,658,467	297,115	19,675

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date:	June 7, 2023	By:	/s/ Paul E. Martin
Paul E. Martin
Chief Financial Officer